SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 30, 1999


                        CONSTELLATION ENERGY GROUP, INC.
             (Exact name of registrant as specified in its charter)


          Maryland                      1-1910              52-1964611
--------------------------------------------------------------------------------
  (State or other jurisdiction        (Commission          (IRS Employer
        of incorporation)             File Number)       Identification No.)



                39 W. Lexington Street, Baltimore, Maryland 21201
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (410)234-5000

                                 Not Applicable
          (Former name or former address, if changed since last report)
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Item 5.  Other Events

     On April 30, 1999, Baltimore Gas and Electric Company (BGE) was reorganized into a holding company structure pursuant to an Agreement and Plan of Share Exchange (Share Exchange) between BGE and Constellation Energy Group, Inc. (Constellation Energy). The Share Exchange was approved on April 16, 1999 by more than two-thirds of the outstanding common stock, without par value of BGE (BGE Common Stock) entitled to vote. As part of the reorganization, all of the outstanding shares of BGE Common Stock were exchanged on a share-for-share basis for shares of common stock, without par value of Constellation Energy (Constellation Energy Common Stock), and BGE became a wholly owned subsidiary of Constellation Energy. The Board of Directors of BGE, prior to the Share Exchange, has become the Board of Directors of Constellation Energy. The number of Constellation Energy Directors, however, is expected to increase from 15 to 18 following the Share Exchange. The preference stock and debt of BGE were not exchanged and remain securities of BGE.

     The Constellation Energy Common Stock issued pursuant to the Share Exchange was registered under the Securities Act of 1933 pursuant to a Post-Effective Amendment to Constellation Energy's Registration Statement on Form S-4 (Reg. No. 33-64799, declared effective March 5, 1999). Reference is made to the Proxy
Statement and Prospectus of Constellation Energy and BGE included in the Post-Effective Amendment (Prospectus) for additional information about the Share Exchange.

     Pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934 (the Exchange Act), Constellation Energy Common Stock is deemed to be registered under Section 12(b) of the Exchange Act. The Constellation Energy Common Stock has been approved for listing on the New York Stock Exchange, the Chicago Stock Exchange and the Pacific Stock Exchange. The description of the Constellation Energy Common Stock contained under the caption "Proposal No. 1- Approval of the Share Exchange and Formation of the Holding Company - Capital Stock" in the Prospectus is incorporated by reference herein.

     BGE Common Stock was registered pursuant to Section 12(b) of the Exchange Act and listed on the New York Stock Exchange, the Chicago Stock Exchange and the Pacific Stock Exchange. BGE is delisting the BGE Common Stock from these exchanges and filing a Form 15 with the Securities and Exchange Commission to terminate the registration under the Exchange Act of the BGE Common Stock.




Item 7.  Exhibits

         See Exhibit Index.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CONSTELLATION ENERGY GROUP, INC.
                                   (Registrant)



                                    By:  /s/ David A. Brune
                                    -----------------------
                                         David A. Brune
                                         Vice President - Finance and Accounting


Date:  April 30, 1999
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                                 EXHIBIT INDEX





Exhibit Number                     Exhibit                           Page Number

    99.1 Agreement and Plan of Share Exchange (Incorporated by reference to Appendix A to the Proxy Statement and Prospectus in Part I of Post-Effective Amendment No.1 to the Registration Statement on Form S-4 of the Registrant (Reg. No. 33-64799)).

    99.2 Amended and Restated Articles of Incorporation of the Registrant (Incorporated by reference to Appendix B to the Proxy Statement and Prospectus in Part I of Post-Effective Amendment No. 1 to the Registration Statement on Form S-4 of the Registrant (Reg.
            No. 33-64799)).

    99.3    By-laws of the Registrant  (Incorporated by reference
            to Appendix C  to  the  Proxy   Statement   and
            Prospectus in Part I of Post-Effective Amendment No. 1 to the Registration Statement on Form S-4 of the Registrant (Reg. No. 33-64799)).

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